   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON OCTOBER 17, 2000
                                                    REGISTRATION NO. ___________
================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            ------------------------

                                    FORM S-8


                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                            -------------------------


                             SUN MICROSYSTEMS, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


             DELAWARE                                    94-2805249
     (State of Incorporation)                         (I.R.S. Employer
                                                    Identification Number)


                              901 SAN ANTONIO ROAD
                               PALO ALTO, CA 94303
                                 (650) 960-1300
   (ADDRESS AND TELEPHONE NUMBER OF REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)

                           ---------------------------

                             SUN MICROSYSTEMS, INC.
                      EQUITY COMPENSATION ACQUISITION PLAN
                            (FULL TITLE OF THE PLAN)

                      -------------------------------------

                                SCOTT G. MCNEALY
                                    PRESIDENT
                             SUN MICROSYSTEMS, INC.
                              901 SAN ANTONIO ROAD
                               PALO ALTO, CA 94303
                                 (650) 960-1300
            (NAME, ADDRESS AND TELEPHONE NUMBER OF AGENT FOR SERVICE)

                      -------------------------------------

                                    COPY TO:

                            KATHERINE A. MARTIN, ESQ.
                        WILSON SONSINI GOODRICH & ROSATI
                            PROFESSIONAL CORPORATION
                               650 PAGE MILL ROAD
                               PALO ALTO, CA 94304
                                 (650) 493-9300



                                          CALCULATION OF REGISTRATION FEE
--------------------------------------------------------------------------------------------------------------------
                                                                      Proposed
                                                                       Maximum        Proposed
                                                        Amount        Offering         Maximum         Amount of
                                                         to be          Price         Aggregate      Registration
       Title of Securities to be Registered           Registered      Per Share     Offering Price        Fee
--------------------------------------------------------------------------------------------------------------------
Common Stock, $0.00067:
--------------------------------------------------------------------------------------------------------------------
Pursuant to the Equity Compensation Acquisition      200,000 shares    $101.13       $20,226,000      $5,339.66
Plan
--------------------------------------------------------------------------------------------------------------------

(1) The Proposed Maximum Offering Price Per Share was estimated pursuant to Rule 457(h) under the Securities Act of 1933, as amended (the "Securities Act") solely for the purpose of calculating the registration fee. The average of the high and the low price on October 12, was $101.13.

         The contents of the Registrant's Forms S-8 Registration Statements, Registration No. 333-09867, 333-34543 and 333-67183 dated August 9, 1996, August
28, 1997 and November 12, 1998, respectively, relating to the Equity Compensation Acquisition Plan are incorporated herein by reference.

         PART II: INFORMATION REQUIRED IN REGISTRATION STATEMENT

ITEM 8. EXHIBITS

EXHIBIT
NUMBER                  DOCUMENTS
-------                 ---------
4.1      Equity Compensation Acquisition Plan
5.1      Opinion of Counsel as to legality of securities being registered
23.1     Consent of Counsel (Contained in Exhibit 5.1)
23.2     Consent of Ernst & Young LLP, Independent Auditors
24.1     Power of Attorney (Contained in page II-3)

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant, Sun Microsystems, Inc., a corporation organized and existing under the laws of the State of Delaware, certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Palo Alto, State of California, on this 17th day of October 2000.

                                      SUN MICROSYSTEMS, INC.



                                      By:  /s/ Michael E. Lehman
                                          --------------------------------------
                                          Michael E. Lehman, Executive Vice
                                          President, Corporate Resources and
                                          Chief Financial Officer

                                POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Scott G. McNealy and Michael E. Lehman, jointly and severally, his or her attorneys-in-fact, each with the power of substitution, for him or her in any and all capacities, to sign any amendments to this Registration Statement on Form S-8 and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.


SIGNATURE                              TITLE                                             DATE
---------                              -----                                             ----
/s/ Scott G. McNealy                   Chairman of the Board of Directors,               October 17, 2000
-----------------------------          President and Chief Executive Officer
Scott G. McNealy                       (Principal Executive Officer)


/s/ Michael E. Lehman                  Executive Vice President, Corporate               October 17, 2000
-----------------------------          Resources and Chief Financial Officer
Michael E. Lehman                      (Principal Financial Officer)


/s/ Michael L. Popov                   Vice President and Corporate Controller           October 17, 2000
-----------------------------          (Principal Accounting Officer)
George Reyes


/s/ James L. Barksdale                 Director                                          October 17, 2000
-----------------------------
James L. Barksdale


/s/ L. John Doerr                      Director                                          October 17, 2000
-----------------------------
L. John Doerr


/s/ Judith L. Estrin                   Director                                          October 17, 2000
-----------------------------
Judith L. Estrin


/s/ Robert J. Fisher                   Director                                          October 17, 2000
-----------------------------
Robert J. Fisher


/s/ Robert L. Long                     Director                                          October 17, 2000
-----------------------------
Robert L. Long


/s/ M. Kenneth Oshman                  Director                                          October 17, 2000
-----------------------------
M. Kenneth Oshman


/s/ Naomi O. Seligman                  Director                                          October 17, 2000
-----------------------------
Naomi O. Seligman

                             SUN MICROSYSTEMS, INC.
                       REGISTRATION STATEMENT ON FORM S-8
                                INDEX TO EXHIBITS

EXHIBIT
NUMBER               DESCRIPTION
------               -----------
4.1      Equity Compensation Acquisition Plan
5.1      Opinion of Counsel as to legality of securities being registered
23.1     Consent of Counsel (Contained in Exhibit 5.1)
23.2     Consent of Ernst & Young LLP, Independent Auditors
24.1     Power of Attorney (Contained in page II-3)